UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 1, 2005

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

         Florida                     000-51252                 59-2091510
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                           Identification No.)

                          830 Third Avenue, 14th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-1547
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On November 1, 2005, National Investment Managers Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with American Benefit Resources, Inc., a Connecticut corporation ("ABR"). Pursuant to the Agreement, the Company has agreed to acquire and, ABR has agreed to sell, substantially all of the assets of ABR. In consideration for the assets, the Company will pay ABR $8,000,000 in cash, issue ABR 671,141 shares of common stock (the "ABR Shares") and assume various liabilities. Upon execution of the Agreement, the Company transferred $1,000,000 in cash to an escrow agent as a deposit. The Company will utilize funds generated from the sale of its securities in private placement transactions and a loan to be obtained simultaneously with the closing of the ABR acquisition from a secured lender to finance the cash component of the purchase price.

The closing of the sale of ABR is expected to occur within two days after the satisfaction of all closing conditions including, but not limited to, the payoff of all amounts due (currently $953,000) pursuant to that certain Loan and
Security Agreement entered between ABR and EuroAmerican Investment Corp. in September 2004, the delivery of $800,000 into an escrow account to cover indemnification losses that may be incurred by the Company and the entering into of a registration rights agreement covering the ABR shares. No material relationship exists between the Company and ABR and/or its affiliates, directors, officers or any associate of an officer or director.

Item 9.01 Financial Statements and Exhibits.

(c) Index of Exhibits.

Exhibit
Number                Description
------                -----------

10.1 Asset Purchase Agreement between National Investment Mangers Inc. and American Benefit Resources, Inc. dated November 1, 2005

10.2 Deposit Escrow Agreement by and among National Investment Mangers Inc., JP Morgan Chase Bank, N.A. and American Benefit Resources, Inc. dated November 1, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.


By:     /s/ Richard Stierwalt
        ---------------------
Name:   Richard Stierwalt
Title:  President and Chief Executive Officer

Date:   November 3, 2005


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